Exhibit (q)
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Aspiration Funds (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Tracie A. Coop and/or Ashley H. Lanham with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Andrei Cherny is now or is on the date of such filing the President and Principal Executive Officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Andrei Cherny, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of December, 2019.

/s/ Andrei Cherny
Andrei Cherny President, PEO, and Interested Trustee Aspiration Funds

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Aspiration Funds (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Tracie A. Coop and/or Ashley H. Lanham with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Alexandra Horigan is now or is on the date of such filing Interested Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Alexandra Horigan, pursuant to the power of attorney signed by Alexandra Horigan on December 10, 2019.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of December, 2019.

/s/ Alexandra Horigan
Alexandra Horigan Interested Trustee Aspiration Funds

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Aspiration Funds (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Tracie A. Coop and/or Ashley H. Lanham with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Coby King is now or is on the date of such filing Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Coby King, pursuant to the power of attorney signed by Coby King on December 10, 2019.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of December, 2019.

/s/ Coby King
Coby King Independent Trustee and Chairman Aspiration Funds

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Aspiration Funds (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Tracie A. Coop and/or Ashley H. Lanham with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which David Kingsdale is now or is on the date of such filing Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of David Kingsdale, pursuant to the power of attorney signed by David Kingsdale on December 10, 2019.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of December, 2019.

/s/ David Kingsdale
David Kingsdale Independent Trustee Aspiration Funds

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Aspiration Funds (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Tracie A. Coop and/or Ashley H. Lanham with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Charles W. Daggs is now or is on the date of such filing Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Charles W. Daggs, pursuant to the power of attorney signed by Charles W. Daggs on December 10, 2019.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of December, 2019.

/s/ Charles W. Daggs
Charles W. Daggs Independent Trustee Aspiration Funds

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Aspiration Funds (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Tracie A. Coop with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Ashley H. Lanham is now or is on the date of such filing the Treasurer and Assistant Secretary of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Ashley H. Lanham, pursuant to the power of attorney signed by Ashley H. Lanham on December 10, 2019.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 10th day of December, 2019.

/s/ Ashley H. Lanham Ashley H. Lanham Treasurer and Assistant Secretary Aspiration Funds

ASPIRATION FUNDS (the “Trust”)

SECRETARY’S CERTIFICATE

I, Tracie A. Coop, Secretary of the Trust, hereby certify that the following resolutions were adopted by the Trustees of the Trust at a meeting duly called and held on December 10, 2019 at which quorums were present and acting throughout, and that such resolutions have not been rescinded or modified as of the date set forth below:

RESOLVED, that Tracie A. Coop and Ashley H. Lanham be, and each of them hereby is, authorized to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Andrei Cherny is now or is on the date of such filing the President and Principal Executive Officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Andrei Cherny, pursuant to the power of attorney signed by Andrei Cherny on December 10, 2019.

RESOLVED, that Tracie A. Coop be, and hereby is, authorized to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Ashley H. Lanham is now or is on the date of such filing the Treasurer and Principal Financial Officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Ashley H. Lanham, pursuant to the power of attorney signed by Ashley H. Lanham on December 10, 2019.

IN WITNESS WHEREOF, I hereunto sign my name this 28th day of January, 2020.

/s/ Tracie A. Coop
Tracie A. Coop
Secretary